Exhibit 99.2 Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Virtual R&D Event November 9, 2021

Strategic Overview David L. Lucchino Chief Executive Officer © Frequency Therapeutics, Inc. | 2

Forward-Looking Statements and Other Disclaimers This presentation contains forward-looking statements within the meaning of the candidates; the results of earlier clinical trials not being indicative of the results Private Securities Litigation Reform Act of 1995. All statements contained in this from later clinical trials; differences between preliminary or interim data and final presentation that do not relate to matters of historical fact should be considered data; adverse events or undesirable side effects; disruptions at the FDA and other forward-looking statements, including without limitation statements regarding the regulatory agencies; failure to identify additional product candidates; new or timing and design of the new Phase 2b trial of FX-322, including the type of changed legislation; failure to maintain Fast Track designation for FX-322 and SNHL that the enrolled patients will have and the ability of design features to such designation failing to result in faster development or regulatory review or reduce bias, the interpretation and implications of the results and learnings of approval; costly and damaging litigation, including related to product liability or other FX-322 clinical studies, the acceptance by the FDA of particular endpoints intellectual property or brought by stockholders; dependence on Astellas Pharma in the Company’s trials, the treatment potential of FX-322, FX-345, and the novel Inc. for the development and commercialization of FX-322 outside of the United approach for remyelination in multiple sclerosis, the timing and progress of the States; misconduct by employees or independent contractors; reliance on third FX-345 and remyelination programs, the ability of our technology platform to parties, including to conduct clinical trials and manufacture product candidates; provide patient benefit, the ability to continue to develop our Progenitor Cell compliance with laws and regulations, including healthcare and environmental, Activation (PCA) platform and identify additional product candidates, the potential health, and safety laws and regulations; failure to obtain, maintain and enforce application of the PCA platform to other diseases, and the sufficiency of the protection of patents and other intellectual property; security breaches or failure Company’s capital resources. to protect private personal information; attracting and retaining key personnel; and ability to manage growth. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve These and other important factors discussed under the caption “Risk factors” in known and unknown risks, uncertainties and other important factors that may the Company’s Form 10-Q filed with the Securities and Exchange Commission cause actual results, performance or achievements to be materially different from (SEC) on August 12, 2021 and its other reports filed with the SEC could cause any future results, performance or achievements expressed or implied by the actual results to differ materially from those indicated by the forward-looking forward-looking statements, including, but not limited to, the following: the impact statements made in this presentation. Any such forward-looking statements of COVID-19 on the Company’s ongoing and planned clinical trials, research and represent management’s estimates as of the date of this presentation. While the development and manufacturing activities, the Company’s business and financial Company may elect to update such forward-looking statements at some point in markets; the Company has incurred and will continue to incur significant losses the future, it disclaims any obligation to do so, even if subsequent events cause and is not and may never be profitable; the Company’s need for additional its views to change. These forward-looking statements should not be relied upon funding to complete development and commercialization of any product as representing the Company’s views as of any date subsequent to the date of candidate; the Company’s dependence on the development of FX-322; the this presentation. unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product © Frequency Therapeutics, Inc. | 3

Overview Pioneering a New Category of Regenerative Medicine Developing the First Therapeutic for Acquired Sensorineural Hearing Loss © © Fre Frequenc quency y Th Thera erapeuti peutics, cs, Inc. Inc. | | 4 4

Two New Regenerative Programs What if we were able to get drug deeper into the cochlea? What if we could extend our approach to other degenerative diseases? © Frequency Therapeutics, Inc. | 5

Agenda

FREQUENCY THERAPEUTICS




David L. Lucchino
President and CEO

Dr. Robert Langer, PhD
Scientific co-founder of Frequency
David H. Koch MIT Institute Professor

Pioneering a new category in regenerative medicine




Carl LeBel, PhD
Chief Development Officer

Kevin Franck, PhD
SVP, Strategic Marketing and New Product Planning

Advancing the first hearing restoration drug candidate

- Pooled FX-322 data show clear improvement in speech perception
- Well-designed and powered FX-322 Phase 2b study
- Clear understanding of hearing loss types that may benefit
- FDA alignment on primary endpoints




Sumit Dhar, PhD
Hugh Knowles Professor of Hearing Science, Northwestern University

Steven D. Targum, MD
Scientific Director, Signant Health

KOL perspectives

- Why FX-322 data align with how the inner ear is expected to respond
- Strength of new FX-322 study design




Chris Loose, PhD
Chief Scientific Officer

Sanjay Magavi, PhD
VP, Myelination Research

Expanding regenerative pipeline with two new programs

- FX-345 in hearing restoration
- FREQ-162 for remyelination in MS

© Frequency Therapeutics, Inc. | 6

Execution and Pipeline Expansion Team and resources to advance these programs to the millions in need of new treatment options. © © Fre Frequenc quency y Th Thera erapeuti peutics, cs, Inc. Inc. | | 7 7

Pioneering a New Category in Regenerative Medicine Dr. Robert Langer Frequency Therapeutics Co-founder and MIT Institute Professor © Frequency Therapeutics, Inc. | 8

Key Learnings from FX-322 Hearing Restoration Program Carl LeBel, PhD Chief Development Officer © Frequency Therapeutics, Inc. | 9

A Series of Firsts in Hearing Restoration First PK/PD First clinical First speech First to show shown for a studies to show perception sustained hearing therapeutic hearing improvements improvements candidate improvements measured and continued improvements over time © © Fre Frequenc quency y Th Thera erapeuti peutics, cs, Inc. Inc. | | 10 10

FX-322 Agents Induce Protein Expression Consistent with Fully Functional Sensory Hair Cells Hair cells Hair cells Hair cells Hair bundles Transducing cell dye Synapses Sensing Sound Creating Signal Transmitting Signal Generating intricate Producing functional Synaptic proteins to communicate hair bundles ion channels with nerve are present McLean et al., 2017, Cell Reports 18, 1917–1929 February 21 © Frequency Therapeutics, Inc. | 11 http://dx.doi.org/10.1016/j.celrep.2017.01.066

Images Showing Cellular Regeneration In Vivo Hearing Loss Model VEHICLE CONTROL TREATED WITH FX-322 HAIR CELLS NUCLEI HAIR CELLS NUCLEI Representative of n=7; Numbers correspond to frequencies; 30 days after treating © Frequency Therapeutics, Inc. | 12

First to Prove FX-322 Delivery to the Human Cochlea FX-322 Clinical signal achieved with drug localized in the high frequency region © Frequency Therapeutics, Inc. | 13

Four FX-322 Completed Studies: 169 Subjects Favorable Safety Profile with No Treatment-Related SAEs 2018 2019 2020 2021 2022 STUDIES Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [66-85 y/o] Study (201-2) 1 201 SSNHL and NIHL Study (202) [Mild-Moderately Severe [66-85 y/o] 2 202 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 3 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 4 112 = Data Readout © Frequency Therapeutics, Inc. | 14

FX-322-201 Single-Dose Safety Study With First Hearing Improvement Signal 2018 2019 2020 2021 2022 STUDIES Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [66-85 y/o] Study (201-2) 1 201 SSNHL and NIHL Study (202) [Mild-Moderately Severe [66-85 y/o] 2 202 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 3 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 4 112 = Data Readout © Frequency Therapeutics, Inc. | 15

FX-322-202 Multiple Injection Study to Assess Safety of Increased FX-322 Exposure 2018 2019 2020 2021 2022 STUDIES Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [66-85 y/o] Study (201-2) 1 201 SSNHL and NIHL Study (202) [Mild-Moderately Severe [66-85 y/o] 2 202 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 3 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 4 112 = Data Readout © Frequency Therapeutics, Inc. | 16

FX-322 Clinical Strategy Evaluate Etiologies and Severities to Understand FX-322 Activity 2018 2019 2020 2021 2022 STUDIES Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SSNHL and NIHL Study (201) Phase 1/2 Durability Moderately- Mild Moderate Severe Mild-Moderately Severe [66-85 y/o] Study (201-2) Severe 1 201 Noise ? ? ? (18-65 years) ? SSNHL and NIHL Study (202) Understand FX-322 [Mild-Moderately Severe [66-85 y/o] Activity on Different 2 202 Patient Populations Sudden ? ? ? (18-65 years) ? Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 3 111 Age-related ? ? ? ? (65+ years) Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 4 112 = Data Readout © Frequency Therapeutics, Inc. | 17

FX-322-111 Second Single-Dose Safety Study with Hearing Improvement Signal 2018 2019 2020 2021 2022 STUDIES Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [66-85 y/o] Study (201-2) 1 201 SSNHL and NIHL Study (202) [Mild-Moderately Severe [66-85 y/o] 2 202 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 3 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 4 112 = Data Readout © Frequency Therapeutics, Inc. | 18

FX-322-112 Single-Dose Safety Study in Older Patients without NIHL or SSNHL 2018 2019 2020 2021 2022 STUDIES Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [66-85 y/o] Study (201-2) 1 201 SSNHL and NIHL Study (202) [Mild-Moderately Severe [66-85 y/o] 2 202 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 3 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 4 112 = Data Readout © Frequency Therapeutics, Inc. | 19

Pooling Data From Three Single-Dose FX-322 Trials Evaluate Characteristics of Responders 2018 2019 2020 2021 2022 STUDIES Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [66-85 y/o] Study (201-2) 1 201 SSNHL and NIHL Study (202) [Mild-Moderately Severe [66-85 y/o] 2 202 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 3 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 4 112 = Data Readout © Frequency Therapeutics, Inc. | 20

Pooled FX-322 Data Shows Patterns of Response Single-dose Studies (201, 111, 112) Using a Responder Definition 20 10 +10% (5 words) 0 -10% (5 words) -10 Treated Untreated Placebo n = 71 n = 84 n = 13 © Frequency Therapeutics, Inc. | 21 Change in Words

Pooled FX-322 Data Shows Patterns of Response Single-dose Studies (201, 111, 112) Exceeding 95% Confidence Interval % Exceeding Single-dose Studies 95% Confidence Interval (201, 111, 112) 25% 20% 14.1% 15% 10% 5% 2.5% 2.1% 0% Untreated Literature* Treated and Placebo n = 71 n = 97 *95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007) © Frequency Therapeutics, Inc. | 22

Comparing Pooled Data to Multiple-Injection Study FX-322-202 Placebo-Treated and Untreated Ears are Outside 95% Confidence Interval % Exceeding % Exceeding Single-dose Studies Multiple Injection Study 95% Confidence 95% Confidence Interval Interval (201, 111, 112) (202) 25% 25% 21.2% 20% 20% 15.4% 14.1% 15% 15% 10% 10% 5% 5% 2.5% 2.5% 2.1% 0% 0% Untreated Untreated Literature* Treated Literature Treated and Placebo and Placebo n = 71 n = 66 n = 104 n = 97 *95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007) © Frequency Therapeutics, Inc. | 23

Clear Speech Perception Improvements from FX-322 in High Frequency Range of Cochlea 20 10 +10% (5 words) 0 -10% (5 words) -10 Treated Untreated Placebo n = 71 n = 84 n = 13 © Frequency Therapeutics, Inc. | 24 Change in Words

Externally-Led (HLAA) Patient Focused Drug Development Program on Sensorineural Hearing Loss Top two needs for new drug or device Improved hearing 80% Hearing restoration 72% Top two hearing loss concerns Trouble hearing with 92% background noise Sounds are muffled 66% Credit: Hearing Loss Association of America (HLAA) © Frequency Therapeutics, Inc. | 25

FDA Type C Meeting Held to Gain Alignment ALIGNMENT Primary Endpoint Gained alignment with FDA on speech perception as the primary endpoint 208 Study Design FDA reviewed and commented on 208 study, comments were incorporated into study protocol Patient Reported Outcomes (PRO) FDA feedback provided on novel PRO development called RADIAL; special meeting granted for further discussion © Frequency Therapeutics, Inc. | 26

Summary Developed a novel, locally delivered, drug-drug combination that regenerates cochlear function preclinically First hearing restoration signal observed in humans Second independent trial shows hearing restoration signal Favorable safety profile Alignment with FDA on primary endpoint for 208 and future FX-322 studies © Frequency Therapeutics, Inc. | 27

FX-322 Clinical Data and Real-World Impact of Speech Perception Improvements Kevin Franck, PhD SVP, Strategic Marketing and New Product Planning © Frequency Therapeutics, Inc. | 28

Clinically Meaningful: Words 100% 50 90% 45 80% 40 70% 35 60% 30 50% 25 40% 20 30% 15 20% 10 10% 5 0% 0 © Frequency Therapeutics, Inc. | 29

Clinically Meaningful: 10% Means Needing Audiologic Help Words 100% 50 May get by with 90% 45 consumer technology and lifestyle changes. Difficult communication, 80% 40 +10% especially in noise. Challenges to home 70% 35 and work relationships. 60% 30 Can no longer communicate Needs help. -10% in person or on phone 50% 25 without professional audiologic help. 40% 20 30% 15 20% 10 10% 5 0% 0 © Frequency Therapeutics, Inc. | 30

Clinically Meaningful: 10% Means Functional Deafness or Need for Implant Words 100% 50 90% 45 80% 40 70% 35 Can communicate using hearing aids and 60% 30 accommodations at home Unable to communicate, and work. 50% 25 +10% even with hearing aids. At risk for depression 40% 20 due to impact on home 30% 15 -10% and work. Cochlear implants 20% 10 or functionally deaf. 10% 5 0% 0 © Frequency Therapeutics, Inc. | 31

10% Absolute Change is Clinically Meaningful 50 Speech 45 Perception 40 35 10% absolute change is 30 considered clinically meaningful 25 20 15 10 5 0 0 10 20 30 40 50 Baseline WR (words) 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007) © Frequency Therapeutics, Inc. | 32 90-Day WR (words)

10% Absolute Change is Clinically Meaningful 50 Speech 45 Perception 40 35 10% absolute change is 30 considered clinically +/-10% meaningful 25 (5 words) 20 15 10 5 0 0 10 20 30 40 50 Baseline WR (words) 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007) © Frequency Therapeutics, Inc. | 33 90-Day WR (words)

10% Absolute Change is Clinically Meaningful 50 Speech 45 Perception 40 35 10% absolute change is 30 considered clinically +/-10% meaningful 25 (5 words) 20 15 10 5 0 0 10 20 30 40 50 Baseline WR (words) 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007) © Frequency Therapeutics, Inc. | 34 90-Day WR (words)

Statistical Significance Sets a Higher Bar 50 Speech 45 Perception 40 35 2.5% 10% absolute change is 30 considered clinically meaningful 25 95% 20 A 95% confidence interval can show patients with 15 statistical improvement 10 2.5% from their starting point 5 0 0 10 20 30 40 50 Baseline WR (words) 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007) © Frequency Therapeutics, Inc. | 35 90-Day WR (words)

Study 201 Responders Shown within 95% Confidence Interval 50 45 40 35 30 25 20 15 Normal 10 Mild Moderate 5 Moderate-severe 0 FX-322 0 10 20 30 40 50 Baseline WR (words) 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007). Test used Maryland CNC word lists. © Frequency Therapeutics, Inc. | 36 McLean et al O&N 2021 90-Day WR (words)

Study 201 Responders Shown within 95% Confidence Interval 20 Exceeds 95% Confidence Interval 10 +10% (5 words) 0 -10% (5 words) -10 No Norma rmall Treated Mi Mild ld n = 15 Mo Moderate derate Mo Moderate derate- -severe severe FX FX- -322 322 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007). Test used Maryland CNC word lists. © Frequency Therapeutics, Inc. | 37 McLean et al O&N 2021 Change in Words

Study 201 Responders Shown within 95% Confidence Interval Study 201 20 20 Exceeds 95% Confidence Exceeds Interval 95% Confidence 10 Interval 10 +10% (5 words) 0 -10% (5 words) +10% (5 words) -10 0 -10% Treated Untreated Placebo (5 words) n = 15 n = 23 n = 8 -10 Treated Untreated Placebo n = 15 n = 23 n = 8 © Frequency Therapeutics, Inc. | 38 Change in Words Change in Words

Study 201 Responders Shown within 95% Confidence Interval Single-dose Studies Study 201 Studies 111 & 112 (201, 111 & 112) 20 20 Exceeds 95% Confidence Interval Exceeds Exceeds 95% Confidence 95% Confidence Interval Interval 10 10 +10% +10% (5 words) (5 words) 0 0 -10% -10% (5 words) (5 words) -10 -10 Trea Treate ted d Untrea Untreate ted d Plac Placebo ebo Treated Untreated Placebo n = n = 71 15 n = n = 23 84 n = n = 13 8 n = 56 n = 61 n = 5 © Frequency Therapeutics, Inc. | 39 Change in Words Change in Words

Pooled Single-Dose Studies (201, 111, 112) Highlights 202 Anomalies Single-dose Studies Multiple Injection Study - 202 (201, 111 & 112) Exceeds 20 20 Exceeds 95% Confidence Interval 95% Confidence Interval 10 10 +10% +10% (5 words) (5 words) 0 0 -10% -10% (5 words) (5 words) -10 -10 Treated Untreated Placebo Treated Untreated Placebo n = 71 n = 84 n = 13 n = 66 n = 85 n = 19 © Frequency Therapeutics, Inc. | 40 Change in Words Change in Words

U.S. Patients Pooled Single-Dose Studies (201, 111, 112) Data Suggest Patterns Between Etiology/Severity and Response Moderately- Moderate Mild Severe Severe 71 Treated with single-dose of FX-322 Noise The size of each circle represents the 0% 0% 33% (18-65 years) number of people tested per group The color of the circle represents the percentage of responders Sudden 208 Trial: Target Population 0% 27% 40% (18-65 years) 7-10 Million U.S. patients 208 Trial FX-322: Extended Population Age-related 0% 7% 0% (65+ years) 15+ Million U.S. patients © Frequency Therapeutics, Inc. | 41

Cochlear Pathology and the Impact of High Frequencies on Speech Perception Sumit Dhar, PhD Hugh Knowles Professor of Hearing Science and Associate Provost for Faculty at Northwestern University 42

Disclosures Honorarium from Frequency TX to review all clinical data from past studies and assess planned clinical trial. Participated on external panel of KOL’s on auditory science. Primary employment at Northwestern University. Parts of my salary are paid by the NIH and PCORI. I receive royalty and consulting fees from Plural Publishing. I receive licensing fees from Etymotic Research. I serve on the Board of Directors of the American Auditory Society. I serve on the Board of Directors of LeAP (Language Empowers All People). 43

Why Treat the High-Frequency Region of the Cochlea? 44

Common Forms of Hearing Loss is Dominant in the Highest Frequencies 20.5 dB @ 18kHz in 20-24 yo 56.5 dB @ 15kHz in 44-49 yo 65 dB @ 15kHz in 60-64 yo Current limit of clinical tests N=976; Lee et al., 2012; Hunter et al., 2020 45 45

How Does High Frequency Cochlear Function Influence Speech Perception? 46

Speech Perception Influenced by Cochlear Function in High-Frequency Regions N = 921 DPOAE levels between 12.5 – 16 kHz drive speech perception in noise scores 2 (p = 0.047, R = 0.017) more than audibility. Speech perception is the complaint that leads patients to seek treatment. Speech perception is the the long-standing gold standard in determining functional outcomes of any treatment for hearing loss. Current limit of clinical tests Stiepan et al., 2020 47 47 Threshold (dB FPL)/OAE Level (dB SPL)

Should We Expect Heterogeneity in Treatment Outcomes? 48

Response Variability Predicted by Cochlear Heterogeneity Heterogeneity of response magnitude and response timeline is the reality of all hearing loss treatments • Decades of data from cochlear implants and hearing aids definitively demonstrate heterogeneity in response • Likely driven by varying damage and rates of plasticity in the auditory system. 49

Impact of Heterogeniety on Clinical Study Planning Etiology and duration of pathology is heterogenous across individuals. Frequency TX’s approach of exploring various etiologies and pathologies in early studies was the necessary approach to identify target responder populations. The design and controls put in place for the next study represent the best path forward. 50

Takeaways Treating the HF region of the cochlea is critical. Function of the HF region can influence speech perception. Heterogeneity of response is a reality of all treatments for hearing loss. 51

208 Section for R&D Event Clinical Development Path for Hearing Restoration Program Carl LeBel, PhD Chief Development Officer © Frequency Therapeutics, Inc. | 52

New Clinical Study FX-322-208
Designed to Advance Drug Candidate to Pivotal Trials

FREQUENCY THERAPEUTICS

Built upon insights from trials with hearing restoration signal

Etiology, severity, baseline speech perception

Sufficient sample size to demonstrate efficacy

Approach based on pooled data

Primary endpoint of speech perception

Reduce potential for bias

Multiple baseline measures

Multiple speech perception tests

© Frequency Therapeutics, Inc. | 53

U.S. Patients Pooled Single-Dose Studies (201, 111, 112) Data Suggest Patterns Between Etiology/Severity and Response Moderately- Moderate Mild Severe Severe 71 Treated with single-dose of FX-322 Noise The size of each circle represents the 0% 0% 33% (18-65 years) number of people tested per group The color of the circle represents the percentage of responders Sudden 208 Trial: Target Population 0% 27% 40% (18-65 years) 7-10 Million U.S. patients 208 Trial FX-322: Extended Population Age-related 0% 7% 0% (65+ years) 15+ Million U.S. patients © Frequency Therapeutics, Inc. | 54

Pooled Single-Dose Studies (201, 111, 112) Data Show Clear Subset of Patients Responding to FX-322 Observed consistent response in two major etiologies – Noise-induced Hearing Loss – Sudden Sensorineural Hearing Loss Observed consistent response in specific range of SNHL severity – Moderate to lower end of severe Study powered at 80% Effect size 20% over placebo Significance level is 0.05 Sample size is 124 subjects (assumes 10% attrition) © Frequency Therapeutics, Inc. | 55

Multiple Design Features Have Been Added to Mitigate Bias And Demonstrate Greater Separation Between Signal and Placebo Lead-in phase with multiple Start of 1-Month Lead-in baseline measures Day -30 Lead-in Sites and patients masked to Day -15 qualifying test results Baseline Day 1 All sessions recorded and monitored Ability to disqualify subjects based on symptom stability © Frequency Therapeutics, Inc. | 56

New FX-322 Placebo-Controlled Phase 2b Study Commenced First patient dosed in FX-322-208 Study in October 2021 Subjects Screened to Enter Lead-in Pure tone average 35-85dB 124 Subjects Start of 1-Month Lead-in Subjects will have diagnosed Day -30 noise induced or sudden Lead-in period with sensorineural hearing loss 3 visits determines Lead-in trial candidacy based Day -15 on consistency of Rigorous bias management audiologic testing controls in place Baseline Day 1 Ages 18 – 65 Randomize Primary endpoint: Speech perception FX-322 Placebo Placebo (in agreement with FDA) 1X 1X 1X N = 62 N = 62 N = 62 Follow-up Visits: Days 30, 60, 90 © Frequency Therapeutics, Inc. | 57

Confidence in Path Forward for FX-322 FX-322 shows hearing signal in speech perception; aligns with FDA endpoint FREQ has unparalleled dataset providing extensive insight into responder profiles Learnings from trials have provided critical insight into mitigating bias through multiple trial design components Phase 2b study optimized to confirm that FX-322 can restore hearing in targeted study population © Frequency Therapeutics, Inc. | 58

Addressing Placebo Response in Clinical Trials: Best Practices Steven D. Targum MD Clinical Consultant Scientific Director, Signant Health 59

Steven D. Targum MD Disclosures Scientific Director, Signant Health Clinical consultant/Scientific Advisory Board activities (past 3 years): • Acadia Pharmaceuticals Inc., Alkermes Inc., AZ Therapies, BioXcel Therapeutics Inc., Denovo Biopharma, EMA Wellness, Epiodyne, Frequency Therapeutics, Functional Neuromodulation LLC, Johnson and Johnson PRD, Karuna Pharmaceuticals, Methylation Sciences Inc., Merck Inc., Navitor Pharmaceuticals, Neurim Pharmaceuticals, Neurocrine, Pax Neuroscience, Resilience Therapeutics, Sunovion Inc., Takeda Pharmaceuticals, XR Health, Yale University school of medicine. 60

The Inherent Challenge of Clinical Trials: Reliability • Challenges to study reliability include: • Misplaced enrollment incentives • Expectation bias • Pre-randomization symptom fluctuation • Lack of ratings precision and consistency 61

The Frequency Experience in FX-322-202 Can Inform the Next Study • Post-hoc review of the FX-322-202 trial found: • Inflation of hearing deficits at screen • Subjects under-reported the number of words they could understand from the word recognition test in order to achieve study eligibility. • Open communication about eligibility criteria • Some clinical trial site staff shared with subjects the reasons that they were excluded from the trial. • Frequency vocally communicated the requisite hearing deficits necessary to enter the trial and the intended primary endpoint. • Social media • Some subjects shared their information on social media platforms that are routinely used by subjects with hearing loss. 62

Experience Informs the Next Study: FX-322-208 Best Practices to Optimize Trial Outcome and Mitigate the Placebo Response • A protocol that blinds the key eligibility metric criteria from both staff and subjects (masking) and employs multiple hearing assessment measures • Blinding mitigates the risk of intentional inflation of hearing loss deficits • Multiple measures distract subjects from the “true” eligibility criteria • Blinding mitigates the risk of site staff sharing specifics about the study • Employ a protocol addendum for the masked criteria • FX-322-208 Unmasked Addendum is not seen by the trial site • Add an interim visit to assess symptom stability • Add rater training and site-independent monitoring as quality assurance layers to assure ratings precision 63

Regenerative Medicine: The Path Forward David L. Lucchino Chief Executive Officer © Frequency Therapeutics, Inc. | 64

Delivering FX-322 as the First Therapeutic to Restore Hearing



© Frequency Therapeutics, Inc. | 65

Regenerative Medicine: Expanding and Extending Our Pipeline Two New Regenerative Programs © Frequency Therapeutics, Inc. | 66

Two New Regenerative Programs Restoring hearing across more and different types of patients New remyelination program aimed at repairing the underlying cause of MS © Frequency Therapeutics, Inc. | 67

New Regenerative Programs from Continued Progenitor Cell Activation (PCA) Research Chris Loose, PhD Chief Scientific Officer © Frequency Therapeutics, Inc. | 68

Power of the PCA Platform Ease of No Change to Harnessing Manufacturing Genome Innate Biology Use of small Activating native Progenitors molecules: no need programs, already located to remove or grow reducing safety within the cells ex vivo concerns target tissue © Frequency Therapeutics, Inc. | 69 © Frequency Therapeutics, Inc. | 69

Two New Regenerative Programs What if we were able to get drug deeper into the cochlea? How do we extend this approach to other degenerative diseases? © Frequency Therapeutics, Inc. | 70

FX-322 High Frequency Exposure in the Cochlea Demonstrated hearing signal when FX-322 reaches the highest frequency region of the cochlea © Frequency Therapeutics, Inc. | 71

FX-345 Working to Achieve Broad Exposure Through the Cochlea • Second clinical program focused on regrowth of sensory cells • Enables coverage of large portion of cochlea • Potential to address additional SNHL patient types • Formulation enabling evaluation of a range of dose levels • Developing in addition to FX-322, and clinical data will drive commercial positioning © Frequency Therapeutics, Inc. | 72

Profound Synergy Between Pathways to Regenerate Cells Culture Media Wnt Activation (glycogen synthase kinase-3 Cochlear Progenitor (GSK3) Inhibitor; NCE) Proliferation (Lgr5+ – GFP) HDAC Inhibition (sodium valproate) Wnt Activation + HDAC inhibition PROFOUND SYNERGY HDAC = Histone deacetylase NCE = new chemical entity In vitro mouse model testing © Frequency Therapeutics, Inc. | 73

Pioneering Advanced Tools Unique in Hearing Restoration Activating and Proliferating Lgr5+ Progenitor Cells Lgr5+ Clusters of Lgr5+ Progenitor Cells proliferating as organoids More potent compound found © Frequency Therapeutics, Inc. | 74

Pioneering Advanced Tools Unique in Hearing Restoration Cochlear Drug Sampling and Modeling Perilymph Sampling FX-322 was dosed in animals and humans, and perilymph was sampled C ochlear Perforate A queduct 1 2 3 4 Scala Tym pani A pex B ase 1 2 3 4 CSF 2 3 4 CSF Improved Speech Intelligibility in Subjects with Stable Laryngoscope. 2007 Jul; 117(7): 1191–1198. Sensorineural Hearing Loss Following Intratympanic Dosing doi: 10.1097/MLG.0b013e318058a06b (S.K. Plontke, et. al.) of FX-322 in a Phase 1b Study (W.J. McLean, et. al. 2021) © Frequency Therapeutics, Inc. | 75

FX-345 – A New Development Candidate Creating Effective Drug Levels Through Large Portion of Cochlea © Frequency Therapeutics, Inc. | 76

FX-345 Path to Clinic

IND planned for H1:2022 for a Phase 1b study in patients with SNHL

Enables us to clinically evaluate increased cochlear coverage across range of doses in multiple patient populations

Candidate selection	IND-enabling GLP tox	IND Submission	FIH clinical study
✓	On-going	Q2 2022	H2 2022

© Frequency Therapeutics, Inc. | 77

Two New Regenerative Programs What if we were able to get drug deeper into the cochlea? How do we extend this approach to other degenerative diseases? © Frequency Therapeutics, Inc. | 78

Progenitor Cell Activation: Remyelination Identified Novel Target Developed Multiple NCEs Established in vivo efficacy © Frequency Therapeutics, Inc. | 79

Remyelination for Multiple Sclerosis: Discovery of a Novel Target with Exceptional in vivo Activity Sanjay Magavi, PhD VP, Myelination Research © Frequency Therapeutics, Inc. | 80

Frequency Discovered a Novel Remyelination Target Progenitor Cell Activation Bioinformatics Target 1 Target 2 Target 3 Target 4 Target 5 © Frequency Therapeutics, Inc. | 81

Frequency Discovered a Novel Remyelination Target Target 14 Blocking Antibody Treated OPCs Target 14 Blocking Antibody Treatment Control Target 14 Antibody Myelin Basic Protein Myelin Basic Protein Control Target 14 Target 14 blocking antibodies increase myelin basic protein expressing cells in vitro. Discovery of target allowed rapid screening for novel small molecule drugs. © Frequency Therapeutics, Inc. | 82 % Myelin Basic Protein + Cells

Small Molecule Target 14 Inhibitors Drive Oligodendrocyte Differentiation


Frequency discovered a novel and highly effective target
Frequency developed novel chemical entities that are highly potent inducers of oligodendrocyte differentiation

Lead Optimization generated FREQ-162


% Newly Differentiated Oligodendrocytes
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
***
***
***
***
Vehicle
Negative Control
1 nM
3 nM
10 nM
30 nM
100 nM
FREQ-162

- Highly potent
- Highly efficacious
- Orally bioavailable
- Brain penetrant
- Novel chemical entity
- Patent application filed

© Frequency Therapeutics, Inc. | 83

FREQ-162 Outperforms Literature Compounds *In Vivo*

Adult mice received 3 doses of comparator compounds or a single dose of FREQ-162
Brains were stained for a marker of newly generated oligodendrocytes



Vehicle
T3 / Thyromimetic
α-Lingo Antibody
Clemastine / Anti-Muscarinic
FREQ-162
x 3 days
10 mg/kg x 3 days
5 mg/kg x 3 days
75 mg/kg x 3 days
5 mg/kg, Single Dose

Thyroid Hormone:
Thyromimetic Class

α-Lingo antibody:
Blocking antibody

Clemastine:
Anti-Muscarinic Class

FREQ-162 induced formation of newly differentiated oligodendrocytes in both white and gray matter

© Frequency Therapeutics, Inc. | 84

Frequency NCEs Outperform Competitors: High Magnification FREQ-162 Vehicle Cortex Cortex Corpus Corpus Callosum Callosum Striatum Striatum © Frequency Therapeutics, Inc. | 85

FREQ-162 Drives More Oligodendrocyte Differentiation than Competitor Mechanisms Newly Generated Oligodendrocytes Adult mice received • Three Daily doses of anti-Lingo antibody, Clemastine, or Thyroid Hormone (T3) • A single dose of FREQ-162 Newly Generated Oligodendrocytes were quantitated via automated AI image analysis A single dose of a Frequency Compound induces more oligodendrocyte differentiation than multiple doses of comparators Dose # of Compound Fold change P= (mg/kg) doses α-Lingo antibody 5 3 1.1 x 0.99 Clemastine 75 3 1.5 x 0.60 Thyroid hormone (T3) 10 3 5.7 x <0.0001 FREQ-162 5 1 23.2 x <0.0001 Vehicle Lingo Ab Clemastine T3 FREQ-162 (One Way ANOVA, n ≥ 7) (5 mg/kg) (75 mg/kg) (10 mg/kg) (5 mg/kg) © Frequency Therapeutics, Inc. | 86 2 Newly Generated Oligodendrocytes / mm

The Cuprizone Model of Chronic Demyelination Healthy Control Cuprizone, Vehicle Cortex Corpus Callosum Adult mice were demyelinated via 17 months of cuprizone Striatum administration • Elderly mice with long term demyelination Myelin Basic Protein Myelin Basic Protein © Frequency Therapeutics, Inc. | 87

FREQ-162 Outperforms Published Compounds In Vivo

FREQUENCY THERAPEUTICS

Adult mice received up to 10 daily doses of comparators or a single dose of FREQ-162
Brains were stained for Myelin Basic Protein (green)


Vehicle
T3 / Thyromimetic
α-Lingo Antibody
Clemastine / Anti-Muscarinic
FREQ-162
x 10 doses
10 mg/kg x 10 doses
5 mg/kg x 3 doses
75 mg/kg x 10 doses
5 mg/kg, Single Dose

Thyroid Hormone: Thyromimetic Class

α-Lingo antibody: Lingo inhibitor

Clemastine: Anti-Muscarinic Class

FREQ-162 induced formation of new myelin in white and gray matter

© Frequency Therapeutics, Inc. | 88

Frequency NCEs Outperform Competitors: High Magnification FREQ-162 Vehicle Cortex Cortex Corpus Callosum Corpus Callosum Striatum Striatum 5 mg/kg x 1 dose Myelin Basic Protein © Frequency Therapeutics, Inc. | 89

FREQ-162 Robustly Induces Remyelination All 8 out of 8 mice treated with FREQ-162 showed robust increases in myelination in both white and gray matter tracts Vehicle #7 #1 #2 #3 #4 #5 #6 #8 FREQ-162 #7 #1 #2 #3 #4 #5 #6 #8 Myelin Basic Protein © Frequency Therapeutics, Inc. | 90

Freq-162 Induces Robust 6000 Increases in Myelination Myelin Basic Protein 5000 • Forebrain myelin basic protein levels 4000 quantitated • A single dose of a Frequency compound induces robust remyelination 3000 2000 Dose Fold Compound # of doses P= (mg/kg) change α-Lingo antibody 5 3 0.9 x 0.99 1000 Clemastine 75 10 1.7 x 0.70 Thyroid Hormone (T3) 10 10 1.4 x 0.95 FREQ-162 5 1 7.7 x <0.0001 0 Healthy Vehicle T3 Lingo Ab Clemastine FREQ-162 (10 mg/kg) (5 mg/kg) (75 mg/kg) (5 mg/kg) Naive © Frequency Therapeutics, Inc. | 91 MBP (Intensity Weighted Pixel Count)

Remyelination: Path Forward Discovered novel target Generated multiple compounds Induced high levels of oligodendrocyte differentiation and remyelination in vivo Initiating IND enabling studies © Frequency Therapeutics, Inc. | 92

Our Path Forward

David L. Lucchino
Chief Executive Officer

FREQUENCY THERAPEUTICS

© Frequency Therapeutics, Inc. | 93

Our Path Forward We believe FX-322 restores hearing. We know characteristics of FX-322 responders. Learnings from previous trials informed new trial design with strong controls and FDA approved clinical endpoints. We have a compelling new hearing program that will allow us to explore the impact of going deeper into the cochlea. We also have an exciting remyelination program in multiple sclerosis with a novel target and a strong response in vivo. We are a well capitalized company with resources to deliver innovation for patients and value for investors. © Frequency Therapeutics, Inc. | 94

Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Virtual R&D Event November 9, 2021